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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                 ____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   March 26, 2001
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                          SAFEGUARD SCIENTIFICS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


PENNSYLVANIA                         1-5620             23-1609753
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(State or other jurisdiction         (Commission        (I.R.S. Employer
  of incorporation)                  File Number)       Identification No.)


800 The Safeguard Building  435 Devon Park Drive, Wayne, PA        19087
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (610) 293-0600
                                                    --------------
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Item 5.  Other Events.

Registrant is filing (i) as Exhibit 99 hereto its Selected Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition, and Registrant's consolidated financial statements and (ii) as Exhibit 23, a consent of KPMG LLP, Independent auditors

Item 7.  Financial Statements and Exhibits.

         (c). Exhibits

                 23     Consent of KPMG LLP, Independent Auditors
                 99.1   Selected Consolidated Financial Data, Management's
                        Discussion and Analysis of Financial Condition
                 99.2   Consolidated Financial Statements
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Safeguard Scientifics, Inc.


Date:  March 26, 2001                    By:  /s/ Gerald A. Blitstein
                                              -----------------------
                                         Gerald A. Blitstein
                                         Executive Vice President and
                                         Chief Financial Officer